SUPPLEMENT DATED APRIL 24, 2002

TO PROSPECTUS DATED MAY 1, 2001 FOR

INDIVIDUAL AND GROUP VARIABLE FIXED AND MARKET VALUE
ADJUSTED DEFERRED ANNUITY CONTRACTS

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

Kemper Investors Life insurance Company ("KILICO") and KILICO Variable Annuity Separate Account ("KILICO Separate Account") filed an application (the "Application") with the Securities and Exchange Commission (the "SEC") on February 25, 2002 seeking an order approving the substitution of shares currently held by certain Subaccounts of KILICO Separate Account.

KILICO and KILICO Separate Account propose to substitute shares issued by Janus Growth Portfolio and Janus Growth and Income Portfolio (the "Janus Portfolios"), each a series of Janus Aspen Series, for shares issued by Scudder Growth Portfolio and Scudder Blue Chip Portfolio (the "Scudder Portfolios"), each a series of Scudder Variable Series II, respectively (the "Substitution"). The Janus Portfolios and the Scudder Portfolios currently serve as underlying investment options under your contract. The Substitution applies to all contract owners who became such prior to May 1, 2000 and have either allocated contract values to a Subaccount investing in a Janus Portfolio or who maintain the ability to do so. KILICO ceased offering the Janus Portfolios as investment options for contracts issued after April 30, 2000. Each Scudder Portfolio has, and will continue to have, investment objectives, investment strategies and anticipated risks that are similar in all material respects to those of the corresponding Janus Portfolio. You will receive a prospectus for the applicable Scudder Portfolio prior to the Substitution if you have not already received one.

You may transfer assets from a Janus Portfolio Subaccount to another investment option available under your contract. Two subaccounts that invest in portfolios sub-advised by Janus Capital Corporation, the SVS Growth Opportunities Subaccount and the SVS Growth and Income Subaccount that were not previously available to contract owners that purchased prior to May 1, 2000, are now also available for transfers from a Janus Portfolio Subaccount. Transfers may be made, without the imposition of any fee, charge, or other penalty that might otherwise be imposed, from the date of this Supplement through a date at least thirty (30) days following the date the Substitution is effected. It is anticipated that the Substitution will be effected during the third quarter of 2002. The SVS Growth Opportunities Subaccount and the SVS Growth and Income Subaccount are also now available for new purchase payments under your contract. See the Prospectus for more information on these Subaccounts, including fees and charges.

We will notify you when we receive SEC approval of the proposed Substitution, and will provide confirmation of the Substitution after it is complete.

* * *

This supplement should be retained with your Prospectus for future reference.